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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            December 3, 1998
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                                  AMETEK, INC.
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              (Exact name of registrant as specified in its charter)







         DELAWARE                      1-12981                  14-1682544
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 (State or other jurisdiction of    (Commission              (I.R.S. Employer
   incorporation or organization)    File Number)            Identification No.)




             Station Square, Paoli, Pennsylvania                    19301
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          (Address of principal executive offices)                (Zip Code)




    Registrant's telephone number, including area code   610-647-2121
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                                  AMETEK, INC.


Item 5. Other Events.

      As previously reported, the Company believes that the vast majority of its products and manufacturing systems do not generate or process date-sensitive information, and therefore, are not directly affected by the Year 2000 problem.

      Pursuant to Section 7(b) of the Year 2000 Information and Readiness Disclosure Act of 1998 (IRDA), AMETEK is redesignating as Year 2000 Readiness Disclosures all past Year 2000 statements that AMETEK has made in securities filings since January 1, 1996. This includes any statement relating to AMETEK's Year 2000 processing capabilities or those of their products or services, including, without limiting the generality of the foregoing, (i) its assessments, estimates, or projections of those capabilities; (ii) its plans, objectives or timetables for verifying, implementing, or testing such capabilities, (iii) test results concerning the Year 2000 capabilities of its products or services, and (iv) operational problems or solutions related to Year 2000 processing by its products or services.

      In particular, AMETEK is redesignating all Year 2000 statements contained in the following filings as Year 2000 Readiness Disclosures:

Annual Report on Form 10-K for the fiscal year ending December 31, 1997. Without limiting the generality of the foregoing, statements made in the section(s) entitled "Year 2000 Compliance" and "Forward-Looking Information", pages 19 and 20.

Form S-4 registration statement filed August 11, 1998 as amended. Without limiting the generality of the foregoing, statements made in the section(s) entitled "Year 2000 Compliance", page 26.

Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998. Without limiting the generality of the foregoing, statements made in the section(s) entitled "Year 2000", pages 15 and 16.



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                                  AMETEK, INC.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    AMETEK, INC.
                                               --------------------------------
                                                    (Registrant)




                                        By    /s/ Robert R. Mandos, Jr.
                                               --------------------------------
                                                  Robert R. Mandos, Jr.
                                                  Vice President & Comptroller
                                                 (Principal Accounting Officer)


Dated:  December 3, 1998




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